UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

SPX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

6325 Ardrey Kell Road, Suite 400 Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (980) 474-3700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 4, 2022, SPX Corporation (the “Company”) held a previously announced conference call to discuss the Company's results for the three and six months ended July 2, 2022, its 2022 financial guidance and other matters. The conference call was simultaneously webcast via the Company's website at www.spx.com and the slide presentation was available in the Investor Relations section of the Company’s website. A transcript of the conference call and the slide presentation accompanying the conference call are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated into this Item 2.02 by reference.

The conference call transcript and slide presentation incorporated by reference into this Item 2.02 contains certain non-GAAP financial measures, including disclosure regarding “adjusted segment income”, defined as segment income for the Company excluding (i) a non-recurring charge associated with the step-up of inventory (to fair value) acquired in connection with the ITL, Sealite and Sensors & Software acquisitions completed on March 31, 2022 April 19, 2021 and November 11, 2020, respectively, (ii) acquisition related charges, and (iii) amortization expense associated with acquired intangible assets. Adjusted segment income does not provide investors with an accurate measure of, and should not be used as a substitute for, the Company’s segment income as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), and may not be comparable to similarly titled measures reported by other companies.

The conference call transcript and slide presentation incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted segment income” for the Company’s Detection and Measurement reportable segment, with “adjusted segment income” defined as segment income for its Detection and Measurement reportable segment excluding the aforementioned inventory step-up charges, acquisition related charges, and amortization expense associated with acquired intangibles. The press release also contains disclosure regarding “adjusted segment income” for the Company's HVAC reportable segment, defined as segment income for its HVAC reportable segment excluding amortization expense associated with acquired intangibles. Adjusted segment income for the Detection and Measurement and HVAC reportable segments does not provide investors with an accurate measure of, and should not be used as a substitute for, segment income of the Detection and Measurement and HVAC reportable segments as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The conference call transcript and slide presentation incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted operating income” and “adjusted earnings per share”, defined as operating income and diluted net income per share from continuing operations excluding the following items, as applicable: (a) amortization expense associated with acquired intangible assets, (b) acquisition and transformation related charges, including the aforementioned charges related to the step-up of inventory, (c) costs associated with our South Africa business that could not be allocated to discontinued operations for U.S. GAAP purposes, (d) charges associated with asbestos product liability matters related to products we no longer manufacture, (e) non-service pension and postretirement income/expense, (f) a gain related to the revision of the liability associated with contingent consideration on a recent acquisition, (g) gain on an equity security associated with fair value adjustments, and (h) certain discrete income tax benefits, as well as (i) the income tax impact of items (a) through (g). The Company’s management views the impact related to each of the items as not indicative of the Company’s ongoing performance. The Company believes that inclusion of only the service cost and prior service cost components of pension and postretirement income/expense better reflects the ongoing costs of providing pension and postretirement benefits to its employees. Other components of GAAP pension and postretirement income/expense are mainly driven by market performance, and the Company manages these separately from the operational performance of its business. "Adjusted operating income" also includes the reclassification of transition services income from non-operating income. The Company believes adjusted operating income and adjusted earnings per share, when read in conjunction with operating income and diluted net income per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, because they exclude items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of operations of the Company. Additionally, the Company’s management uses adjusted operating income and adjusted earnings per share as measures of the Company’s performance. The adjusted operating income and adjusted earnings per share measures do not provide investors with an accurate measure of the actual operating income and diluted income per share from continuing operations reported by the Company and should not be considered as substitutes for operating income and diluted income per share from continuing operations as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The conference call transcript and slide presentation incorporated by reference into this Item 2.02 also contains disclosure regarding organic revenue growth (decline), defined as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions. The Company’s management believes that organic revenue growth (decline) is a useful financial measure for investors in evaluating operating performance for the periods presented, because excluding the effect of currency fluctuations and acquisitions, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the slide presentation furnished as Exhibit 99.2 hereto for the components of each of the Company’s non-GAAP financial measures referred to above, and for the reconciliations of historical non-GAAP financial measures to their respective comparable GAAP measures.

The information in this Report, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Report and Exhibits 99.1 and 99.2 hereto shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description

99.1	Transcript of conference call held August 4, 2022
99.2	Slide presentation dated August 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: August 9, 2022	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, General Counsel and Secretary